December 15, 2000


                      DREYFUS U.S. TREASURY SHORT TERM FUND
                                  (the "Fund")
                            Supplement to Prospectus
                                Dated May 1, 2000


      At a meeting of the Fund's Board of Trustees held on October 17, 2000, the Board approved an Agreement and Plan of Reorganization (the "Agreement") between the Fund and Dreyfus Short-Intermediate Government Fund (the "Acquiring Fund"). The Agreement provides for the transfer of all of the assets of the Fund, subject to liabilities, to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the distribution of such shares to the shareholders of the Fund (the "Exchange").

      The Exchange is subject to the completion of certain conditions, including the approval of the Agreement by the Fund's shareholders. Accordingly, the Board has called a special meeting of shareholders to be held on February 16, 2001 at 10:00 a.m. at which shareholders will vote on approval of the Agreement. Shareholders of record as of November 30, 2000 will be entitled to receive notice of, and to vote at, the meeting. If approved by shareholders, the Exchange will occur pursuant to the terms of the Agreement.